                                                         EXHIBIT 4.1 TO FORM 8-K


================================================================================





                            SERIES 1996-3 SUPPLEMENT
                         Dated as of September 17, 1996

                                       to

                        POOLING AND SERVICING AGREEMENT
                           Dated as of August 1, 1995

                                 $1,000,000,000

                        --------------------------------

                        AT&T UNIVERSAL CARD MASTER TRUST

                                 Series 1996-3

                         -------------------------------

                                     among

                          AT&T UNIVERSAL FUNDING CORP.
                                   Transferor

                       AT&T UNIVERSAL CARD SERVICES CORP.
                                    Servicer

                                      and

                             BANKERS TRUST COMPANY
                                    Trustee

               on behalf of the Series 1996-3 Certificateholders




================================================================================

                                                         EXHIBIT 4.1 TO FORM 8-K


                               TABLE OF CONTENTS


                                                                                                             Page
                                                                                                             ----
ARTICLE I

                                              Creation of the Series 1996-3 Certificates

        Section 1.01.      Designation    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

                                                              ARTICLE II

                                                             Definitions

        Section 2.01.      Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

                                                             ARTICLE III

                                                    Servicing Fee and Interchange

        Section 3.01.      Servicing Compensation; Interchange  . . . . . . . . . . . . . . . . . . . . .    18

                                                              ARTICLE IV

                                            Rights of Series 1996-3 Certificateholders and
                                              Allocation and Application of Collections

        Section 4.01.      Collections and Allocations    . . . . . . . . . . . . . . . . . . . . . . . .    19
        Section 4.02.      Determination of Monthly Interest; Interest Funding Account  . . . . . . . . .    22
        Section 4.03.      Principal Funding Account; Controlled Accumulation Period  . . . . . . . . . .    25
        Section 4.04.      Required Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
        Section 4.05.      Application of Class A Available Funds, Class
                           B Available Funds, Collateral Available Funds
                           and Available Principal Collections  . . . . . . . . . . . . . . . . . . . . .    28
        Section 4.06.      Defaulted Amounts; Investor Charge-Offs  . . . . . . . . . . . . . . . . . . .    32
        Section 4.07.      Excess Spread; Excess Finance Charge Collections   . . . . . . . . . . . . . .    33
        Section 4.08.      Reallocated Principal Collections  . . . . . . . . . . . . . . . . . . . . . .    35
        Section 4.09.      Excess Finance Charge Collections  . . . . . . . . . . . . . . . . . . . . . .    36
        Section 4.10.      Reallocated Investor Finance Charge Collections  . . . . . . . . . . . . . . .    36
        Section 4.11.      Shared Principal Collections   . . . . . . . . . . . . . . . . . . . . . . . .    37
        Section 4.12.      Reserve Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
        Section 4.13.      Determination of LIBOR   . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
        Section 4.14.      Investment Instructions  . . . . . . . . . . . . . . . . . . . . . . . . . . .    41

                                                         EXHIBIT 4.1 TO FORM 8-K


                                                                                                            Page
                                                                                                            ----
                                                              ARTICLE V

                                                     Distributions and Reports to
                                                   Series 1996-3 Certificateholders

        Section 5.01.      Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
        Section 5.02.      Reports and Statements to Series 1996-3 Certificateholders   . . . . . . . . .    42

                                                              ARTICLE VI

                                                            Pay Out Events

        Section 6.01.      Pay Out Events   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43

                                                             ARTICLE VII

                                               Optional Repurchase; Series Termination

        Section 7.01.      Optional Repurchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
        Section 7.02.      Series Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45

                                                             ARTICLE VIII

                                                         Final Distributions

        Section 8.01.      Sale of Receivables or Certificateholders'
                           Interest pursuant to Section 2.06 or 10.01 of
                           the Agreement and Section 7.01 or 7.02 of this Supplement  . . . . . . . . . .    46
        Section 8.02.      Distribution of Proceeds of Sale, Disposition
                           or Liquidation of the Receivables pursuant to
                           Section 9.01 of the Agreement  . . . . . . . . . . . . . . . . . . . . . . . .    47

                                                              ARTICLE IX

                                                       Miscellaneous Provisions

        Section 9.01.      Ratification of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .    49
        Section 9.02.      Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
        Section 9.03.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49

EXHIBITS
--------

EXHIBIT A-1  -             Form of Class A Certificate
EXHIBIT A-2  -             Form of Class B Certificate
EXHIBIT B    -             Form of Monthly Payment Instructions and Notification to the Trustee
EXHIBIT C    -             Form of Monthly Series 1996-3 Certificateholders' Statement
EXHIBIT D    -             Form of Servicer's Certificate

                                                         EXHIBIT 4.1 TO FORM 8-K


         SERIES 1996-3 SUPPLEMENT, dated as of September 17, 1996 (the "Supplement"), between AT&T UNIVERSAL FUNDING CORP., a Delaware corporation, as Transferor, AT&T UNIVERSAL CARD SERVICES CORP., as Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as Trustee.

                  Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Agreement"), among the Transferor, the Servicer and the Trustee, the Transferor has created the AT&T Universal Card Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Transferor may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

Pursuant to this Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                   ARTICLE I

                   Creation of the Series 1996-3 Certificates

                 Section 1.01.  Designation.

                 (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "AT&T Universal Card Master Trust, Series 1996-3." The Series 1996-3 Certificates shall be issued in two Classes, the first of which shall be known as the "Class A Series 1996-3 Floating Rate Asset Backed Certificates" and the second of which shall be known as the "Class B Series 1996-3 Floating Rate Asset Backed Certificates." In addition, there is hereby created a third Class of uncertificated interests in the Trust which, except as expressly provided herein, shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Supplement (other than for purposes of the definition of the term "Tax Opinion" in Section 1.01 of the Agreement) and which shall be known as the "Collateral Interest, Series 1996-3." The Collateral Interest shall be considered a Class of Series 1996-3 for all purposes of the Agreement and this Supplement, including for purposes of voting concerning the liquidation of the Trust pursuant to Section 9.01 of the Agreement. The Collateral Interest Holder shall be deemed to be the Series Enhancer for all purposes under the Agreement and this Supplement.

                 (b) Series 1996-3 shall be included in Group I and shall be a Principal Sharing Series. Series 1996-3 shall be an Excess Allocation Series. Series 1996-3 shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1996-3 shall be the October 1996 Distribution Date and the first Monthly Period

                                                         EXHIBIT 4.1 TO FORM 8-K


shall begin on and include September 1, 1996 and end on and include September 30, 1996.

                 (c) Except as expressly provided herein, the provisions of
Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest.


                                   ARTICLE II

                                  Definitions

                 Section 2.01.  Definitions.

                 (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                 "Additional Interest" means, with respect to any Distribution Date, the Class A Additional Interest, the Class B Additional Interest and the Collateral Additional Interest for such Distribution Date.

                 "Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Invested Amount, less the Principal Funding Account Balance on such date of determination.

                 "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of Series 1996-3 Allocable Principal Collections received during such Monthly Period minus (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to subsection 4.08(a) or (b) are required to fund the Required Amount for the related Distribution Date, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 1996-3 in accordance with
Section 4.04 of the Agreement and Section 4.11 hereof, (c) any other amounts which pursuant to Section 4.05 or 4.07 hereof are to be treated as Available Principal Collections with respect to the related Distribution Date.

                 "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

                 "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, Collateral Monthly Interest and the Monthly Servicing

                                                         EXHIBIT 4.1 TO FORM 8-K


Fee with respect to the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

                 "Class A Additional Interest" shall have the meaning specified in subsection 4.02(a).

                 "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount less the Principal Funding Account Balance (but not in excess of the Class A Invested Amount) on such date.

                 "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period, the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (b) the Class A Floating Percentage of the Reallocated Investor Finance Charge Collections and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to subsection 4.12(d), are required to be included in Class A Available Funds with respect to such Distribution Date.

                 "Class A Certificate Rate" shall mean, for any Interest Period with respect to the Class A Certificates, a per annum rate of 0.10% above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

                 "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                 "Class A Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-l.

                 "Class A Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Class A Initial Invested Amount" shall mean $850,000,000.

                 "Class A Interest Shortfall" shall have the meaning specified in subsection 4.02(a).

                 "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested

                                                         EXHIBIT 4.1 TO FORM 8-K


Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.07(b) prior to such date.

                 "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.06(a).

                 "Class A Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

                 "Class A Monthly Interest" shall have the meaning specified in subsection 4.02(a).

                 "Class A Principal Percentage" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class A Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and denominator of which is the Initial Invested Amount.

                 "Class A Required Amount" shall have the meaning specified in subsection 4.04(a).

                 "Class A Servicing Fee" shall have the meaning specified in
Section 3.01.

                 "Class B Additional Interest" shall have the meaning specified in subsection 4.02(b).

                 "Class B Adjusted Invested Amount" shall mean an amount equal to the Class B Invested Amount less the positive difference, if any, between the Principal Funding Account Balance and the Class A Invested Amount on such date.

                 "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class B Floating Percentage of the Reallocated Investor Finance Charge Collections.

                 "Class B Certificate Rate" shall mean, for any Interest Period with respect to the Class B Certificates, a per annum rate of 0.30%

                                                         EXHIBIT 4.1 TO FORM 8-K


above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

                 "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                 "Class B Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

                 "Class B Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Class B Initial Invested Amount" shall mean $80,000,000.

                 "Class B Interest Shortfall" shall have the meaning specified in subsection 4.02(b).

                 "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.08(a) (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to
Section 4.08), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.06(a) and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.07(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                 "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.06(b).

                 "Class B Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 "Class B Monthly Interest" shall have the meaning specified in subsection 4.02(b).

                 "Class B Principal Percentage" shall mean, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Class B Required Amount" shall have the meaning set forth in subsection 4.04(b).

                 "Class B Servicing Fee" shall have the meaning specified in
Section 3.01.

                 "Closing Date" shall mean September 17, 1996.

                 "Collateral Additional Interest" shall have the meaning specified in subsection 4.02(e).

                 "Collateral Available Funds" shall mean with respect to any Distribution Date, the Collateral Floating Percentage of Reallocated Investor Finance Charge Collections with respect to the preceding Monthly Period.

                 "Collateral Charge-Offs" shall have the meaning specified in subsection 4.06(c).

                 "Collateral Default Amount" shall mean, with respect to any Distribution Date, the product of the Investor Default Amount for the related Monthly Period and the Collateral Floating Percentage.

                 "Collateral Floating Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is the Adjusted Invested Amount as of the close of business on such last day; provided, however, that with respect to the first Monthly Period, the Collateral Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 "Collateral Initial Invested Amount" shall mean $70,000,000.

                 "Collateral Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and this Supplement and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement.

                 "Collateral Interest Holder" shall mean the entity so designated in the Loan Agreement.

                 "Collateral Interest Shortfall" shall have the meaning specified in subsection 4.02(e).

                 "Collateral Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Collateral Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Distribution Dates pursuant to subsection 4.06(c), minus (d) the aggregate amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.08 allocable to the Collateral Invested Amount, minus (e) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.06(a) and (b), and plus (f) the amount allocated and available on all prior Distribution Dates pursuant to subsection 4.07(h), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Collateral Invested Amount may not be reduced below zero.

                 "Collateral Monthly Interest" shall have the meaning specified in subsection 4.02(e).

                 "Collateral Principal Percentage" shall mean, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Collateral Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                 "Collateral Rate" shall mean the rate specified in the Loan Agreement.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 "Collateral Servicing Fee" shall have the meaning set forth in
Section 3.01.

                 "Controlled Accumulation Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, $77,500,000; provided, however, that, if the Controlled Accumulation Period Length is determined to be less than 12 months, the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount and (y) the Controlled Accumulation Period Factor for the related Monthly Period divided by (ii) the Required Accumulation Factor Number and provided, further, that after the Class A Invested Amount and the Class B Invested Amount are paid in full, the Controlled Accumulation Amount shall mean the Collateral Invested Amount.

                 "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on August 31, 2000, or such later date as is determined in accordance with subsection 4.03(c) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Invested Amount and (c) the Series 1996-3 Termination Date.

                 "Controlled Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the series invested amounts as of the last day of the prior Monthly Period of all outstanding Series, and the denominator of which is equal to the sum (without duplication) of (a) the Series Invested Amount as of the last day of the prior Monthly Period, (b) the series invested amounts as of the last day of the prior Monthly Period of all outstanding Series (other than Series 1996-3) that are not expected to be in their revolving periods, and (c) the series invested amounts as of the last day of the prior Monthly Period of all other outstanding Series that are not Principal Sharing Series and are in their revolving periods.

                 "Controlled Accumulation Period Length" has the meaning specified in subsection 4.03(c).

                 "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

                 "Covered Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs prior to the date the Class A Invested Amount is paid in full, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date and the denominator of

                                                         EXHIBIT 4.1 TO FORM 8-K


which is 360, times (ii) the Class A Certificate Rate in effect during such period, and (iii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

                 "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited in the Principal Funding Account on such subsequent Distribution Date.

                 "Distribution Date" shall mean October 17, 1996 and the seventeenth day of each calendar month thereafter, or if such seventeenth day is not a Business Day, the next succeeding Business Day.

                 "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1996-3 is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Invested Amount or (ii) the Series 1996-3 Termination Date.

                 "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to subsections 4.05(a)(iv), 4.05(b)(iii) and 4.05(c)(ii) with respect to such Distribution Date.

                 "Expected Final Payment Date" shall mean the September 2001 Distribution Date.

                 "Finance Charge Shortfall" shall have the meaning specified in
Section 4.09.

                 "Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the product of (x) the Series 1996-3 Allocation Percentage with respect to such Monthly Period and (y) the sum of (i) the total amount of Principal Receivables in the Trust as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) and (ii) the principal amount on deposit in the Special Funding Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date); provided, however, that with respect to any Monthly Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs the amount in (y)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or

                                                         EXHIBIT 4.1 TO FORM 8-K


Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

                 "Group I" shall mean Series 1996-3, Series 1995-1, Series 1995-3, Series 1996-1, Series 1996-2 and each other Series specified in the related Supplement to be included in Group I.

                 "Group I Investor Additional Amounts" shall mean, with respect to any Distribution Date, the sum of (a) Series 1996-3 Additional Amounts for such Distribution Date and (b) for all other Series included in Group I, the sum of (i) the aggregate net amount by which the Invested Amounts of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class or Series Enhancement interests of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable certificate rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

                 "Group I Investor Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Investor Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group I for such Distribution Date.

                 "Group I Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group I for such Distribution Date.

                 "Group I Investor Monthly Fees" shall mean with respect to any Distribution Date, the sum of (a) Series 1996-3 Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group I for such Distribution Date.

                 "Group I Investor Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) Series 1996-3 Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if such amounts are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group I for such Distribution Date.

                 "Initial Invested Amount" shall mean $1,000,000,000.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 "Interest Funding Account" shall have the meaning set forth in subsection 4.02(c)(i).

                 "Interest Funding Investment Proceeds" shall have the meaning specified in subsection 4.02(c)(ii).

                 "Interest Payment Date" shall mean the 17th day of December, March, June and September (or, if any such day is not a Business Day, the next succeeding Business Day), and the Expected Final Payment Date, commencing on the December 1996 Distribution Date.

                 "Interest Period" shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

                 "Invested Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date,
(b) the Class B Invested Amount as of such date and (c) the Collateral Invested Amount as of such date.

                 "Investor Charge-Offs" shall mean Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs.

                 "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series 1996-3 Allocable Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

                 "Investor Finance Charge Collections" shall mean with respect to any Distribution Date, an amount equal to the product of (a) the Floating Allocation Percentage for the related Monthly Period and (b) Series 1996-3 Allocable Finance Charge Collections deposited in the Collection Account for the related Monthly Period.

                 "LIBOR" shall mean, for any Interest Period, an interest rate per annum determined by the Trustee for such Interest Period in accordance with the provisions of Section 4.13.

                 "LIBOR Determination Date" shall mean September 13, 1996 for the initial Interest Period, and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

                 "Loan Agreement" shall mean the agreement among the Transferor, the Trustee and the Collateral Interest Holder, dated September 17, 1996.

                 "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 "Monthly Interest" means, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest for such Distribution Date.

                 "Monthly Servicing Fee" shall have the meaning specified in
Section 3.01.

                 "Payment Date" shall mean any Interest Payment Date and any Special Payment Date.

                 "Pay Out Event" shall mean any Pay Out Event specified in
Section 6.01.

                 "Principal Allocation Percentage" shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Invested Amount for Series 1996-3 as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Initial Invested Amount) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Series Adjusted Invested Amount for Series 1996-3 as of the last day of the Revolving Period and the denominator of which is the product of (x) the sum of (i) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the Closing Date) and (ii) the principal amount on deposit in the Special Funding Account as of such last day (or with respect to the first Monthly Period, the Closing Date) and (y) the Series 1996-3 Allocation Percentage as of the last day of the immediately preceding Monthly Period; provided, however, that with respect to any Monthly Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs the amount in (x)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period; and provided further, that if after the commencement of the Controlled Accumulation Period a Pay Out Event occurs with respect to another Series that was designated in the Supplement therefor as a Series that is a "Paired Series" with respect to Series 1996-3, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (x) such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series, (y) the Transferor shall have received written notice from each Rating Agency that the Rating Agency Condition has been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer and the Trustee and (z) the Transferor shall have delivered to the Trustee an Officer's Certificate to the

                                                         EXHIBIT 4.1 TO FORM 8-K


effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 1996-3.

                 "Principal Funding Account" shall have the meaning specified in subsection 4.03(a)(i).

                 "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Controlled Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                 "Principal Funding Investment Proceeds" shall have the meaning specified in subsection 4.03(a)(ii).

                 "Principal Funding Investment Shortfall" shall mean, with respect to each Distribution Date during the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds are less than the Covered Amount.

                 "Reallocated Investor Finance Charge Collections" shall mean that portion of Group I Investor Finance Charge Collections allocated to Series 1996-3 pursuant to Section 4.10.

                 "Reallocated Principal Collections" shall mean, with respect to any Monthly Period, the product of (a) the Series 1996-3 Allocable Principal Collections deposited in the Collection Account for such Monthly Period and (b) the sum of the Class B Principal Percentage and the Collateral Principal Percentage.

                 "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Adjusted Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 1996-3 Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 1996-3 Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date.

                 "Reference Banks" shall mean three major banks in the London interbank market selected by the Servicer.

                 "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the three months preceding the date of such calculation.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 "Required Amount" shall mean, with respect to any Monthly Period, the sum of the Class A Required Amount and the Class B Required Amount.

                 "Required Collateral Invested Amount" shall mean (i) initially $70,000,000 and (ii) on any Distribution Date thereafter, 7% of the sum of the Class A Adjusted Invested Amount on such Distribution Date, the Class B Adjusted Invested Amount on such Distribution Date (in each case after taking into account payments to be made on such Distribution Date) and the Collateral Invested Amount on the prior Distribution Date after any adjustments made on such Distribution Date, but not less than $30,000,000; provided, however, that
(1) if either (a) there is a reduction in the Collateral Invested Amount pursuant to clauses (c), (d) or (e) of the definition thereof during the Controlled Accumulation Period or (b) a Pay Out Event with respect to the Series 1996-3 Certificates has occurred, the Required Collateral Invested Amount for any Distribution Date thereafter shall equal the Required Collateral Invested Amount for the Distribution Date immediately preceding such reduction or Pay Out Event, (2) in no event shall the Required Collateral Invested Amount exceed the unpaid principal amount of the Series 1996-3 Certificates as of the last day of the Monthly Period preceding such Distribution Date after taking into account payments to be made on the related Distribution Date and (3) the Required Collateral Invested Amount may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied.

                 "Required Reserve Account Amount" shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (1) 0.5% of the Class A Invested Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) or
(2) any other amount designated by the Transferor, provided that if such amount is less than the amount specified in clause (1) above, the Transferor shall have received written notice from each Rating Agency that the Rating Agency Condition shall have been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer and the Trustee.

                 "Reserve Account" shall have the meaning specified in subsection 4.12(a).

                 "Reserve Account Funding Date" shall mean the Distribution Date with respect to the Monthly Period which commences three months prior to the Distribution Date with respect to the first Monthly Period in the Controlled Accumulation Period or such earlier date as the Transferor may determine by written notice to the Trustee and the Servicer.

                 "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                 "Reserve Draw Amount" shall have the meaning specified in subsection 4.12(c).

                                                         EXHIBIT 4.1 TO FORM 8-K


                 "Revolving Period" shall mean the period beginning at the close of business on the Series Cut-Off Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Accumulation Period commences and (b) the close of business on the day immediately preceding the day the Early Amortization Period commences.

                 "Series Adjusted Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (A) the numerator of which is equal to (a) Reallocated Investor Finance Charge Collections with respect to such Monthly Period, plus (b) the amount of any Principal Funding Investment Proceeds for the related Distribution Date, plus
(c) provided that each Rating Agency has consented in writing to the inclusion thereof in calculating the Series Adjusted Portfolio Yield, any Excess Finance Charge Collections that are allocated to Series 1996-3 with respect to such Monthly Period plus (d) the amount of funds, if any, withdrawn from the Reserve Account which pursuant to subsection 4.12(d) are required to be included as Class A Available Funds for the Distribution Date with respect to such Monthly Period minus (e) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

                 "Series Cut-Off Date" shall mean the close of business on August 31, 1996.

                 "Series 1996-3" shall mean the Series of Certificates the terms of which are specified in this Supplement.

                 "Series 1996-3 Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to subsections 4.07(b), (d) and (h) for such Distribution Date.

                 "Series 1996-3 Allocable Defaulted Amount" shall mean the Series Allocable Defaulted Amount with respect to Series 1996-3.

                 "Series 1996-3 Allocable Finance Charge Collections" shall mean the Series Allocable Finance Charge Collections with respect to Series 1996-3.

                 "Series 1996-3 Allocable Principal Collections" shall mean the Series Allocable Principal Collections with respect to Series 1996-3.

                 "Series 1996-3 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1996-3.

                 "Series 1996-3 Certificate" shall mean a Class A Certificate or a Class B Certificate or the Collateral Interest.

                 "Series 1996-3 Certificateholder" shall mean a Class A Certificateholder or a Class B Certificateholder or the Collateral Interest Holder.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 "Series 1996-3 Certificateholders' Interest" shall mean the Certificateholders' Interest for Series 1996-3, including the Collateral Interest.

                 "Series 1996-3 Monthly Fees" shall mean, with respect to any Distribution Date, the amount determined pursuant to subsections 4.05(a)(ii),
(b)(ii) and (c)(i) and subsection 4.07(f).

                 "Series 1996-3 Monthly Interest" shall mean the amounts determined pursuant to subsections 4.02(a), (b) and (e).

                 "Series 1996-3 Principal Shortfall" shall have the meaning specified in Section 4.11.

                 "Series 1996-3 Termination Date" shall mean the September 2003 Distribution Date.

                 "Series Invested Amount" shall mean the Initial Invested
Amount.

                 "Series Required Transferor Amount" shall mean an amount equal to 7% of the Invested Amount.

                 "Servicing Base Amount" shall have the meaning specified in
Section 3.01.

                 "Servicing Fee Rate" shall mean 2.0% per annum.

                 "Special Payment Date" shall mean each Distribution Date with respect to the Early Amortization Period.

                 "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                 "Transferor Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used at any time with respect to Finance Charge Receivables and Defaulted Receivables, or (b) the Principal Allocation Percentage, when used at any time with respect to Principal Receivables.

                 (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 1996-3, Moody's, Standard & Poor's and Fitch; provided, however, that references to "Rating Agency" in the definition of "Eligible Investments" shall be deemed to not include Fitch to the extent that an investment is rated by Moody's and Standard & Poor's, but not by Fitch. As used in this Supplement and in the Agreement with respect to Series 1996-3, "highest investment category" shall mean (i) in the case of Standard & Poor's, AAA or A-1+, as applicable, (ii) in the case of Moody's, Aaa or P-1, as applicable, and (iii) in the case of Fitch, F-1+

                                                         EXHIBIT 4.1 TO FORM 8-K


or AAA, as applicable; provided, however, that notwithstanding any other provision of the Agreement or this Supplement to the contrary, for the purpose of investing funds on deposit in the Interest Funding Account allocable to (i) Class B Monthly Interest, (ii) the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders or deposited in the Interest Funding Account and (iii) Class B Additional Interest, "highest investment category" as used in the definition of "Eligible Investments" shall mean, in the case of Standard & Poor's, A-1 as well as A-1+ and, in the case of Fitch, F-1 as well as F-1+.

                 (c) Each capitalized term defined herein shall relate to the Series 1996-3 Certificates and no other Series of Certificates issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

                 (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."


                                  ARTICLE III

                         Servicing Fee and Interchange


                 Section 3.01.  Servicing Compensation; Interchange.

                 (a) Servicing Fee. The share of the Servicing Fee allocable to the Series 1996-3 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Series 1996-3 Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"); provided, however, that with respect to the first Distribution

                                                         EXHIBIT 4.1 TO FORM 8-K


Date, the Monthly Servicing Fee shall be equal to $777,777. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $661,111. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $62,222. The share of the Monthly Servicing Fee allocable to the Collateral Interest with respect to any Distribution Date (the "Collateral Servicing Fee") shall be equal to one-twelfth of the product of the (a) Collateral Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Collateral Servicing Fee shall be equal to $54,444. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Certificates or the investor certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Series 1996-3 Certificateholders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Certificates or the investor certificateholders of any other Series. To the extent that the Class A Servicing Fee, the Class B Servicing Fee and the Collateral Servicing Fee are not paid in full pursuant to the preceding provisions of this Section 3.01, and Sections 4.05 and 4.07, they shall be paid by the Holders of the Transferor Certificates.

                 (b) Interchange. On or before each Determination Date, the Transferor shall notify the Servicer of the amount of Interchange to be included as Series 1996-3 Allocable Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this subsection 3.01(b). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Transferor, and (ii) the Series 1996-3 Allocation Percentage. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Series 1996-3 Allocable Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of Series 1996-3 Allocable Finance Charge Collections for all purposes of this Supplement and the Agreement. Notwithstanding the above, if the Rating Agency Condition is satisfied with respect thereto, the Transferor may, in lieu of transferring Interchange as set forth above, designate Discount Option Receivables pursuant to Section 2.12 of the Agreement in an amount approximately equal to the then current Interchange with respect to the Accounts.

                                                         EXHIBIT 4.1 TO FORM 8-K


                                   ARTICLE IV

                 Rights of Series 1996-3 Certificateholders and
                   Allocation and Application of Collections

                 Section 4.01.  Collections and Allocations.

                 (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 1996-3 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group I) shall be allocated and distributed or reallocated as set forth in this Article.

                 (b) Payments to the Transferor. The Servicer shall on Deposit Dates withdraw from the Collection Account and pay to the Holders of the Transferor Certificates the following amounts:

                 (i) an amount equal to the Transferor Percentage for the related Monthly Period of Series 1996-3 Allocable Finance Charge Collections to the extent such amount is deposited in the Collection Account; and

                 (ii) an amount equal to the Transferor Percentage for the related Monthly Period of Series 1996-3 Allocable Principal Collections deposited in the Collection Account, if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

                 The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificate-holders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1996-3 Certificateholders' Interest pursuant to Section 7.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to
Section 9.01 or 12.02 of the Agreement.

                 (c) Allocations to the Series 1996-3 Certificateholders. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 1996-3 Certificateholders the following amounts as set forth below:

                 (i) Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 1996-3 Certificateholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage and (B) the Series 1996-3 Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 1996-3 Certificateholders the following amounts as set forth below:

                          (x) Allocations During the Revolving Period. During
                 the Revolving Period (A) an amount equal to the product of (I) the sum of the Class B Principal Percentage and the Collateral Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 1996-3 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1996-3 Certificateholders and retained in the Collection Account until applied as provided herein and (B) an amount equal to the product of (I) the Class A Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 1996-3 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 1996-3 Certificateholders and, to the extent needed to make any distribution pursuant to subsection 4.05(d)(i), deposited in the Collection Account, and otherwise first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holders of the Transferor Certificates; provided, however, that such amount to be paid to the Holders of the Transferor Certificates on any Deposit Date shall be paid to such Holders only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                          (y) Allocations During the Controlled Accumulation
                 Period. During the Controlled Accumulation Period (A) an amount equal to the product of (I) the sum of the Class B Principal Percentage and the Collateral Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 1996-3 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1996-3 Certificateholders and retained in the Collection Account until applied as provided herein and
                 (B) an amount equal to the product of (I) the Class A Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 1996-3 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (such product for any such date, a "Percentage Allocation") shall be allocated to the Series 1996-3 Certificateholders and retained in the Collection Account

                                                         EXHIBIT 4.1 TO FORM 8-K


                 until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                          (z) Allocations During the Early Amortization Period.
                 During the Early Amortization Period, an amount equal to the product of (A) the Principal Allocation Percentage and (B) the Series 1996-3 Allocation Percentage and (C) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 1996-3 Certificateholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Invested Amount has been deposited into the Collection Account and allocated to the Series 1996-3 Certificateholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                 Section 4.02. Determination of Monthly Interest; Interest Funding Account.

                 (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date and the denominator of which is 360, times
(B) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates

                                                         EXHIBIT 4.1 TO FORM 8-K


as of close of business on the last day of the preceding Monthly Period (or, in the case of the first Distribution Date, the Closing Date).

                 On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date to (but excluding) such Distribution Date and the denominator of which is 360, times (B) the sum of (x) the Class A Certificate Rate and (y) 2.0% per annum and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders or deposited in the Interest Funding Account with respect to the Class A Certificates) shall be payable as provided herein with respect to the Class A Certificates. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

                 (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date and the denominator of which is 360, times
(B) the Class B Certificate Rate and (ii) the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, in the case of the first Distribution Date, the Closing Date).

                 On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date to (but excluding) such Distribution Date and the denominator of which is 360, times (B) the sum of (x) the Class B Certificate Rate and (y) 2.0% per annum and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders or deposited in the Interest Funding Account with respect to the Class B Certificates) shall be payable as provided herein with respect to the

                                                         EXHIBIT 4.1 TO FORM 8-K


Class B Certificates. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

                 (c)(i) The Servicer, for the benefit of the Series 1996-3 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-3 Certificateholders. The Interest Funding Account shall initially be established with the Trustee.

                 (ii) At the written direction of the Servicer, funds on deposit in the Interest Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1996-3 Certificateholders; provided, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Interest Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Interest Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Unless the Servicer directs otherwise, funds deposited in the Interest Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment.

                 (iii) On each Distribution Date, the Trustee shall, in accordance with the applicable Monthly Servicer's Certificate, withdraw from the Interest Funding Account all Interest Funding Investment Proceeds then on deposit in the Interest Funding Account and such Interest Funding Investment Proceeds shall be treated as collections of Finance Charge Receivables allocable to Series 1996-3.

                 (iv) Reinvested interest and other investment income on funds deposited in the Interest Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

                 (d)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding

                                                         EXHIBIT 4.1 TO FORM 8-K


         Account and in all proceeds thereof. The Interest Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-3 Certificateholders. If, at any time, the Interest Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Interest Funding Account meeting the conditions specified in paragraph (c)(i) above as an Eligible Deposit Account and shall transfer any cash or any investments to such new Interest Funding Account.

                 (ii) Pursuant to the authority granted to the Servicer in subsection 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Interest Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and
         Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Interest Funding Account for the purpose of making distributions to the Series 1996-3 Certificateholders.

                 (e) The amount of monthly interest ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Invested Amount on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
Date) to (but excluding) such Distribution Date and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date, and (ii) the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period (or, in the case of the first Distribution Date, the Closing Date).

                 On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Collateral Interest Shortfall") equal to (x) the aggregate Collateral Monthly Interest for such Distribution Date minus (y) the aggregate amount of funds allocated and available to pay such Collateral Monthly Interest on such Distribution Date. If the Collateral Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Collateral Interest Shortfall is fully paid, an additional amount ("Collateral Additional Interest") shall be payable as provided herein with respect to the Collateral Invested Amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date to (but excluding) such Distribution Date and the denominator of which is 360, times (B) the

                                                         EXHIBIT 4.1 TO FORM 8-K


Collateral Rate in effect with respect to the period from (and including) the immediately preceding Distribution Date to (but excluding) such Distribution Date, and (ii) such Collateral Interest Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder). Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

                 Section 4.03. Principal Funding Account; Controlled Accumulation Period.

                 (a)(i) The Servicer, for the benefit of the Series 1996-3 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-3 Certificateholders. The Principal Funding Account shall initially be established with the Trustee.

                 (ii) At the written direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1996-3 Certificateholders; provided, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date immediately preceding the following Distribution Date. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment.

                 (iii) On each Distribution Date with respect to the Controlled Accumulation Period, the Trustee shall, in accordance with the applicable Monthly Servicer's Certificate, withdraw from the Principal Funding Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of Class A Available Funds.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

                 (b)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-3 Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (a)(i) above as an Eligible Deposit Account and shall transfer any cash or any investments to such new Principal Funding Account.

                 (ii) Pursuant to the authority granted to the Servicer in subsection 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and
         Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series 1996-3 Certificateholders.

                 (c) The Controlled Accumulation Period is scheduled to commence at the close of business on August 31, 2000; provided, however, that if the Controlled Accumulation Period Length (determined as described below) is less than twelve (12) months, the date on which the Controlled Accumulation Period actually commences will be delayed to the close of business on the last day of the month preceding the month that is the number of months prior to the Expected Final Payment Date at least equal to the Controlled Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length. On the Determination Date immediately preceding the August 2000 Distribution Date, and on each Determination Date thereafter that occurs prior to the Determination Date occurring in the Monthly Period in which the Controlled Accumulation Period commences, the Servicer will determine the "Controlled Accumulation Period Length" which will equal the number of months such that the sum of the Controlled Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Controlled Accumulation Period Length shall not be less than one month. Notwithstanding the foregoing, if the Controlled Accumulation Period Length shall have been determined to be less than twelve (12) months and, after the date on which such determination is

                                                         EXHIBIT 4.1 TO FORM 8-K


made, a Pay Out Event or Reinvestment Event (as those terms are defined in the Supplement for such Series) shall occur with respect to any outstanding Principal Sharing Series other than Series 1996-3, the Controlled Accumulation Period will commence on the earlier of (i) the first day of the Monthly Period immediately succeeding the date that such Pay Out Event or Reinvestment Event shall have occurred with respect to such Series and (ii) the date on which the Controlled Accumulation Period is then scheduled to commence.

                 Section 4.04.  Required Amount.

                 (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date, (iii) any Class A Additional Interest for such Distribution Date and (iv) any Class A Additional Interest previously due but not paid to the Class A Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date, (v) if AT&T Universal or an Affiliate of AT&T Universal is no longer the Servicer, the Class A Servicing Fee for such Distribution Date, (vi) if AT&T Universal or an Affiliate of AT&T Universal is no longer the Servicer, any Class A Servicing Fee previously due but not paid to the Servicer, and (vii) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (y) the Class A Available Funds. In the event that the difference between (x) the Class A Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections applied with respect thereto pursuant to subsection 4.07(a) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such excess Class A Required Amount on the date of computation.

                 (b) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if any, by which
(A) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date, (iii) Class B Additional Interest, if any, for such Distribution Date, (iv) any Class B Additional previously due but not paid to the Class B Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date, (v) if AT&T Universal or an Affiliate of AT&T Universal is no longer the Servicer, the Class B Servicing Fee for such Distribution Date and (vi) if AT&T Universal or an Affiliate of AT&T Universal is no longer the Servicer, any Class B Servicing Fee previously due but not paid to the Servicer exceeds (B) the Class B Available Funds and (y) the Class B Investor Default Amount for such Distribution Date. In the event that the difference between (x) the Class B Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections applied with respect thereto pursuant to

                                                         EXHIBIT 4.1 TO FORM 8-K


subsection 4.07(c) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such excess Class B Required Amount on the date of computation.

                 Section 4.05. Application of Class A Available Funds, Class B Available Funds, Collateral Available Funds and Available Principal Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

                 (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

                 (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Certificateholders or deposited to the Interest Funding Accounton a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date, shall be deposited in the Interest Funding Account for distribution to the Paying Agent for payment to Class A Certificateholders on the applicable Payment Date;

                 (ii) if AT&T Universal or an Affiliate of AT&T Universal is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement);

                 (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

                 (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in
         Section 4.07.

                 (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

                 (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest

                                                         EXHIBIT 4.1 TO FORM 8-K


         previously due but not distributed to Class B Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders or deposited to the Interest Funding Account on a prior Distribution Date, shall be deposited in the Interest Funding Account for distribution to the Paying Agent for payment to Class B Certificateholders on the applicable Payment Date;

                 (ii) if AT&T Universal or an Affiliate of AT&T Universal is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement); and

                 (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in
         Section 4.07.

                 (c) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

                 (i) if AT&T Universal or an Affiliate of AT&T Universal is no longer the Servicer, an amount equal to the Collateral Servicing Fee for such Distribution Date, plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement); and

                 (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in
         Section 4.07.

                 (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

                 (i) an amount equal to the excess, if any, of the Collateral Invested Amount over the Required Collateral Invested Amount shall be paid to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

                 (ii) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 (e) On each Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

                 (i) an amount equal to the lesser of (x) the Controlled Deposit Amount and (y) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount shall be deposited in the Principal Funding Account;

                 (ii) for each Distribution Date prior to the Distribution Date on which the Class B Invested Amount is paid in full, after giving effect to paragraph (i) above, an amount equal to the balance, if any, of such Available Principal Collections shall be paid to the Collateral Interest Holder for application in accordance with the Loan Agreement to the extent the Collateral Invested Amount exceeds the Required Collateral Invested Amount;

                 (iii) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount shall have been paid in full, an amount up to the Collateral Invested Amount shall be paid to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

                 (iv) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                 (f) On each Distribution Date with respect to the Early Amortization Period, an amount equal to Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

                 (i) an amount up to the Class A Adjusted Invested Amount on such Distribution Date shall be deposited in the Principal Funding Account for distribution to the Class A Certificateholders;

                 (ii) for each Distribution Date beginning on the Distribution Date on which the Class A Invested Amount is paid in full, an amount up to the Class B Adjusted Invested Amount on such Distribution Date shall be deposited in the Principal Funding Account for distribution to the Class B Certificateholders;

                 (iii) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, an amount up to the Collateral Invested Amount on such Distribution Date shall be paid to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

                 (iv) for each Distribution Date, after giving effect to paragraphs (i), (ii) and (iii) above, an amount equal to the balance, if any, of such Available Principal Collections will be

                                                         EXHIBIT 4.1 TO FORM 8-K


         treated as Shared Principal Collections and applied in accordance with
         Section 4.04 of the Agreement.

                 Section 4.06.  Defaulted Amounts; Investor Charge-Offs.

                 (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the amount of Reallocated Principal Collections allocated to Series 1996-3 with respect to such Monthly Period and
(y) the amount of Excess Spread and the Excess Finance Charge Collections allocable to Series 1996-3 with respect to such Monthly Period, the Collateral Invested Amount, if any, will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date.
In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Invested Amount and the Class B Invested Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.07(b). References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

                 (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1996-3 with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to subsection 4.07(c) and (y) the Reallocated Principal Collections allocable to the Collateral Interest and not required to pay the Class A Required Amount with respect to such Distribution Date, then the Collateral Invested Amount shall be reduced by the amount of such excess. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the

                                                         EXHIBIT 4.1 TO FORM 8-K


Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.07(d). References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

                 (c) On each Determination Date, the Servicer shall calculate the Collateral Default Amount. If on any Distribution Date the Collateral Default Amount for the previous Monthly Period exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1996-3 with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to subsection 4.07(g), the Collateral Invested Amount will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Invested Amount for such Distribution Date (a "Collateral Charge-Off"). The Collateral Invested Amount will be reimbursed after any reduction pursuant to this Section 4.06 on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available on such Distribution date for that purpose as described under subsection 4.07(h).

                 Section 4.07. Excess Spread; Excess Finance Charge Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Excess Spread and Excess Finance Charge Collections allocated to Series 1996-3 with respect to the related Monthly Period, to make the following distributions or deposits in the following order of priority:

                 (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund the Class A Required Amount in accordance with, and in the priority set forth in, subsections 4.05(a)(i), (ii) and (iii);

                 (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

                 (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsections 4.05(b) (i) and (ii) and then any remaining amount up to the amount of the Class B Investor Default Amount shall be treated as a portion of Available Principal Collections for such Distribution Date;

                                                         EXHIBIT 4.1 TO FORM 8-K


                 (d) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and
         (e) of the definition of "Class B Invested Amount" in Section 2.01 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                 (e) an amount equal to Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, plus the amount of any Collateral Additional Interest for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement;

                 (f) an amount equal to the Monthly Servicing Fee for such Distribution Date that has not been paid to the Servicer and any Monthly Servicing Fee due but not paid to the Servicer on a prior Distribution Date shall be paid to the Servicer;

                 (g) an amount equal to the Collateral Default Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                 (h) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c),
         (d) and (e) of the definition of "Collateral Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                 (i) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates pursuant to subsection 4.12(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

                 (j) an amount equal to the aggregate of any other amounts then required to be applied pursuant to the Loan Agreement (to the extent such amounts are required to be applied pursuant to the Loan Agreement out of Excess Spread and Excess Finance Charge Collections) shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

                 (k) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series or to the Holders of the Transferor Certificates as described in Section 4.05 of the Agreement.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 Section 4.08. Reallocated Principal Collections. On each Distribution Date, the Servicer shall apply, or shall cause the Trustee to apply, Reallocated Principal Collections with respect to such Distribution Date, to make the following distributions or deposits in the following order of priority:

                 (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over
         (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1996-3 with respect to the related Monthly Period shall be distributed by the Trustee to fund any deficiency pursuant to and in the priority set forth in subsections 4.05(a)(i), (ii) and
         (iii); and

                 (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over
         (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsection 4.07(c) on such Distribution Date shall be applied first to fund any deficiency pursuant to subsections 4.05(b)(i) and (ii) and then to fund any deficiency pursuant to and in the priority set forth in subsection 4.07(c).

                 On each Distribution Date, the Collateral Invested Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount (after giving effect to any Collateral Charge-Offs for such Distribution Date) to be a negative number, the Collateral Invested Amount (after giving effect to any Collateral Charge-Offs for such Distribution Date) shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Invested Amount (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) to be a negative number on any Distribution Date, Reallocated Principal Collections shall be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount (after giving to any Class B Investor Charge-Offs for such Distribution Date) to be reduced to zero. References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

                 Section 4.09. Excess Finance Charge Collections. Series 1996-3 shall be an Excess Allocation Series. Subject to Section 4.05 of the Agreement, Excess Finance Charge Collections with respect to the Excess Allocation Series for any Distribution Date will be allocated to Series 1996-3 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series

                                                         EXHIBIT 4.1 TO FORM 8-K


for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1996-3 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series for such Distribution Date. The "Finance Charge Shortfall" for Series 1996-3 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.05(a), 4.05(b) and 4.05(c) and subsections 4.07(a) through (j) on such Distribution Date over (b) the sum of
(i) the Reallocated Investor Finance Charge Collections, (ii) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period or Early Amortization Period, the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date and
(iii) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to subsection 4.12(d), are required to be included in Class A Available Funds with respect to such Distribution Date.

                 Section 4.10.  Reallocated Investor Finance Charge
Collections.

                 (a) That portion of Group I Investor Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge Collections for such Distribution Date will be allocated to Series 1996-3 and will be distributed as set forth in this Supplement.

                 (b) Reallocated Investor Finance Charge Collections with respect to any Distribution Date shall equal the sum of (i) the aggregate amount of Series 1996-3 Monthly Interest, Investor Default Amount, Series 1996-3 Monthly Fees and Series 1996-3 Additional Amounts for such Distribution Date and (ii) that portion of excess Group I Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to subsection (c) hereof; provided, however, that if the amount of Group I Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group I Investor Monthly Interest, (x) Group I Investor Default Amount, (y) Group I Investor Monthly Fees and (z) Group I Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

                 (A) The product of (I) Group I Investor Finance Charge Collections (up to the amount of Group I Investor Monthly Interest) and (II) a fraction, the numerator of which is Series 1996-3 Monthly Interest and the denominator of which is Group I Investor Monthly Interest;

                 (B) the product of (I) Group I Investor Finance Charge Collections less the amount of Group I Investor Monthly Interest (up to the Group I Investor Default Amount) and (II) a fraction, the numerator of which is the Investor Default Amount and the denominator of which is the Group I Investor Default Amount;

                 (C) the product of (I) Group I Investor Finance Charge Collections less the amount of Group I Investor Monthly Interest and the Group I Investor Default Amount (up to Group I Investor Monthly
         Fees) and (II) a fraction, the numerator of which is Series

                                                         EXHIBIT 4.1 TO FORM 8-K


         1996-3 Monthly Fees and the denominator of which is Group I Investor Monthly Fees; and

                 (D) the product of (I) Group I Investor Finance Charge Collections less the sum of (i) Group I Investor Monthly Interest,
         (ii) the Group I Investor Default Amount and (iii) Group I Investor Monthly Fees and (II) a fraction, the numerator of which is Series 1996-3 Additional Amounts and the denominator of which is Group I Investor Additional Amounts.

                 (c) If the amount of Group I Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group I Investor Monthly Interest, (ii) Group I Investor Default Amount, (iii) Group I Investor Monthly Fees and (iv) Group I Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Monthly Period (or, for Series 1996-3 only, with respect to the first Distribution Date, as of the Closing Date) and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group I as of such last day (or, for Series 1996-3 only, with respect to the First Distribution Date, as of the Closing Date).

                 Section 4.11.  Shared Principal Collections.  Subject to
Section 4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1996-3 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1996-3 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Series 1996-3 Principal Shortfall" will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero,
(b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

                 Section 4.12.  Reserve Account.

                 (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders and the Collateral Interest Holder, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders and the Collateral Interest Holder. The

                                                         EXHIBIT 4.1 TO FORM 8-K


Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders and the Collateral Interest Holder. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.07(i).

                 (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Class A Certificateholders and the Collateral Interest Holder possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to Series 1996-3. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                 (c) On the Determination Date preceding each Distribution Date with respect to the Controlled Accumulation Period and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount"

                                                         EXHIBIT 4.1 TO FORM 8-K


which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.07(i) with respect to such Distribution Date or Special Payment Date.

                 (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Class A Available Funds for such Distribution Date.

                 (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account, and pay to the Collateral Interest Holder for application in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

                 (f) Upon the earliest to occur of (i) the day on which the Invested Amount is paid in full to the Series 1996-3 Certificateholders, (ii) if the Controlled Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1996-3, (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Special Payment Date and the Expected Final Payment Date and (iv) the termination of the Trust pursuant to the Agreement, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Collateral Interest Holder for application in accordance with the Loan Agreement all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

                 Section 4.13.  Determination of LIBOR.

                 (a) On each LIBOR Determination Date, the Trustee will determine LIBOR, which shall be the rate for deposits in United States dollars for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period) which appears on Telerate page 3750 as of 11:00 a.m., London time, on such date. Upon such determination, the Trustee shall notify the Servicer of LIBOR for such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for the LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time,

                                                         EXHIBIT 4.1 TO FORM 8-K


on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). If the banks selected by the Servicer are not quoting rates as provided in the immediately preceding sentence, LIBOR for such Interest Period will be LIBOR in effect for the immediately preceding Interest Period.

                 (b) The Servicer shall determine, and promptly notify the Trustee of, the Class A Certificate Rate and the Class B Certificate Rate for the applicable Interest Period. The Class A Certificate Rate and Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Certificateholder by telephoning the Trustee at its Corporate Trust Office at (212) 250-5326.

                 (c) On each LIBOR Determination Date prior to 3:00 p.m. New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

                 Section 4.14. Investment Instructions. Any investment instructions required to be given to the Trustee pursuant to the terms hereof must be given to the Trustee no later than 10:00 a.m. (New York City time) on the date such investment is to be made. In the event the Trustee receives such investment instruction later than such time, the Trustee may, but shall have no obligation to, make such investment. In the event the Trustee is unable to make an investment required in an investment instruction received by the Trustee after 10:00 a.m. (New York City time) on such day, such investment shall be made by the Trustee on the next succeeding Business Day. In no event shall the Trustee be liable for any investment not made pursuant to investment instructions received after 10:00 a.m. (New York City time) on the day such investment is requested to be made.


                                   ARTICLE V

                          Distributions and Reports to
                        Series 1996-3 Certificateholders

                 Section 5.01.  Distributions.

                 (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date

                                                         EXHIBIT 4.1 TO FORM 8-K


(other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts on deposit in the Interest Funding Account or otherwise held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class A Certificates pursuant to this Supplement.

                 (b) On each Special Payment Date and on the Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional repurchase of the Series 1996-3 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

                 (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts on deposit in the Interest Funding Account or otherwise held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class B Certificates pursuant to this Supplement.

                 (d) On each Special Payment Date, and on the Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional repurchase of the Series 1996-3 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

                 (e) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

                 (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1996-3 Certificateholders hereunder shall be made by check mailed to each Series 1996-3 Certificateholder at such Series 1996-3 Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1996-3 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1996-3 Certificates registered in the name of a Clearing

                                                         EXHIBIT 4.1 TO FORM 8-K


Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                 Section 5.02. Reports and Statements to Series 1996-3 Certificateholders.

                 (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1996-3 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer.

                 (b) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the Collateral Interest Holder (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit D.

                 (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1996-3 Certificateholder or any Certificate Owner thereof by a request in writing to the Servicer.

                 (d) On or before January 31 of each calendar year, beginning with calendar year 1997, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1996-3 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1996-3 Certificateholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-3 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.


                                   ARTICLE VI

                                 Pay Out Events

                 Section 6.01. Pay Out Events. If any one of the following events shall occur with respect to the Series 1996-3 Certificates:

                 (a) the occurrence of an Insolvency Event relating to the Transferor or, unless the Rating Agency Condition is satisfied with respect to the deletion of AT&T Universal from this subsection 6.01(a), the occurrence of an Insolvency Event relating to AT&T Universal;

                 (b) the Trust becomes an investment company within the meaning of the Investment Company Act;

                                                         EXHIBIT 4.1 TO FORM 8-K


                 (c) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 1996-3 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by any Holder of the Series 1996-3 Certificates;

                 (d) any representation or warranty made by the Transferor in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or subsection 2.08(f) of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by any Holder of the Series 1996-3 Certificates and as a result of which the interests of the Series 1996-3 Certificateholders are materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this subsection 6.01(d) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                 (e) a failure by the Transferor to convey Receivables in Additional Accounts or Participations to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participations pursuant to subsection 2.09(a) of the Agreement;

                 (f) any Servicer Default shall occur;

                 (g) the average Series Adjusted Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such period;

                 (h) the Class A Invested Amount and the Class B Invested Amount shall not be paid in full on the Expected Final Payment Date; or

                 (i) a Transfer Restriction Event shall occur;

then, in the case of any event described in subparagraph (c), (d) or (f), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1996-3

                                                         EXHIBIT 4.1 TO FORM 8-K


Certificates evidencing more than 50% of the aggregate unpaid principal amount of Series 1996-3 Certificates by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Series 1996-3 Certificateholders) may declare that a Pay Out Event has occurred with respect to Series 1996-3 as of the date of such notice, and, in the case of any event described in subparagraph (a), (b), (e), (g), (h) or (i), a Pay Out Event shall occur with respect to Series 1996-3 without any notice or other action on the part of the Trustee or the Series 1996-3 Certificateholders immediately upon the occurrence of such event.


                                  ARTICLE VII

                    Optional Repurchase; Series Termination

                 Section 7.01.  Optional Repurchase.

                 (a) On any day occurring on or after the date on which the Invested Amount is reduced to 10% or less of the Initial Invested Amount, the Transferor shall have the option to purchase the Series 1996-3 Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                 (b) The Transferor shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Transferor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such day the Transferor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Amount in accordance with the foregoing, the Invested Amount for Series 1996-3 shall be reduced to zero and the Series 1996-3 Certificateholders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 8.01(b).

                 Section 7.02.  Series Termination.

                 (a) If, on the July 2003 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or, interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Series 1996-3 Termination Date (after giving effect to all distributions required to be made on the Series 1996-3 Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to subsection 7.02(b)) occur on the Series 1996-3 Termination Date. The Transferor and the

                                                         EXHIBIT 4.1 TO FORM 8-K


Collateral Interest Holder shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

                 (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series 1996-3 Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1996-3 Certificateholders pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the July 2003 Distribution Date to the Series 1996-3 Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections in accordance with the provisions of the Agreement and the Supplements.


                                  ARTICLE VIII

                              Final Distributions

                 Section 8.01. Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.01 or
7.02 of this Supplement.

                 (a) (i) The amount to be paid by the Transferor with respect to Series 1996-3 in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

                 (ii) The amount to be paid by the Transferor with respect to Series 1996-3 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the Reassignment Amount attributable to the Class A Certificates and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date, or if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee for the purchase by such dealers of a security which is

                                                         EXHIBIT 4.1 TO FORM 8-K


         similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount attributable to the Class B Certificates.

                 (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or any amounts allocable to the Series 1996-3 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders or deposited in the Interest Funding Account on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders or deposited in the Interest Funding Account on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders or deposited in the Interest Funding Account on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders or deposited in the Interest Funding Account on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) the balance, if any, will be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement.

                 (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 1996-3 Certificateholders shall be deemed distributed in full to the Series 1996-3 Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables pursuant to Section 9.01 of the Agreement.

                 (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to subsection 9.01(b) of the Agreement, the Trustee shall in accordance with the written direction of the Servicer (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date)
(i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Principal Collections and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Monthly Period,
(ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Principal Collections and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Series 1996-3 Allocable Principal Collections and (B) the Principal Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause
(i) of this sentence and (iii) deduct an amount equal to the Collateral Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Principal Collections and distribute such amount to the Collateral Interest Holder for application in accordance with the Loan Agreement, provided that the amount of such distribution shall not exceed (x) the product of (1) the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Principal Collections and (2) the Principal Allocation Percentage with respect to such Monthly Period minus (y) the amounts distributed to the Paying Agent pursuant to clauses (i) and (ii) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Principal Collections and (B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be allocated to the Transferor's Interest and shall be released to the Holders of the Transferor Certificates on such Distribution Date.

                 (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall in accordance with the written direction of the Servicer (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not distributed to the Class A

                                                         EXHIBIT 4.1 TO FORM 8-K


Certificateholders or deposited in the Interest Funding Account on a prior Distribution Date and (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders or deposited in the Interest Funding Account on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class A Floating Percentage with respect to such Monthly Period and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) Class B Monthly Interest previously due but not distributed to the Class B Certificateholders or deposited in the Interest Funding Account on a prior Distribution Date and (y) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders or deposited in the Interest Funding Account on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Finance Charge Collections and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class B Floating Percentage with respect to such Monthly Period. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Series 1996-3 Allocable Finance Charge Collections and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be released to the Collateral Interest Holder for application by the Collateral Interest Holder in accordance with the Loan Agreement.

                 (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 1996-3 Certificateholders shall be distributed in full to the Series 1996-3 Certificateholders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement.


                                   ARTICLE IX

                            Miscellaneous Provisions

                 Section 9.01. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed

                                                         EXHIBIT 4.1 TO FORM 8-K


and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                 Section 9.02. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                 Section 9.03. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                                         EXHIBIT 4.1 TO FORM 8-K


                 IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                        AT&T UNIVERSAL FUNDING CORP.,
                                             Transferor


                                        By:
                                           -----------------------------
                                        Name:   Brian H. Fluck
                                        Title:  Chief Financial Officer



                                        AT&T UNIVERSAL CARD SERVICES CORP.,
                                             Servicer


                                        By:
                                           -----------------------------
                                        Name:   Gerald A. Hines
                                        Title:  Executive Vice President



                                        BANKERS TRUST COMPANY,
                                           not in its individual capacity, but
                                           solely as Trustee,


                                        By:
                                           ----------------------------
                                        Name:  Lara Graff
                                        Title: Assistant Vice President

                                                         EXHIBIT 4.1 TO FORM 8-K


                         FORM OF CLASS A CERTIFICATE                 EXHIBIT A-1

REGISTERED                                                         $__________1/

No. R-_______                                              CUSIP No.  __________


                 Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to AT&T Universal Funding Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        AT&T UNIVERSAL CARD MASTER TRUST

                                 SERIES 1996-3

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                          Expected Final Payment Date:
                      The September 2001 Distribution Date

                 Each $1,000 minimum denomination represents a
                          1/850,000 undivided interest
                               in Class A of the

                AT&T UNIVERSAL CARD MASTER TRUST, SERIES 1996-3

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by

                      AT&T UNIVERSAL CARD SERVICES CORP.,

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

(Not an interest in or obligation of AT&T Universal Card Services Corp., AT&T Universal Funding Corp. or any of their respective affiliates)

---------------------
1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.





                                     A-1-1

                                                         EXHIBIT 4.1 TO FORM 8-K


This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of August 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-3 Supplement dated as of September 17, 1996 (as amended and supplemented, the "Supplement"), among AT&T Universal Funding Corp., as Transferor, AT&T Universal Card Services Corp., as Servicer, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferor's ownership interest in a portfolio of receivables (the "Receivables") existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account and any other Series Accounts and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of the subordination of the Class B Certificates and the Collateral Interest to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                 This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                 It is the intent of the Transferor and the Class A Certificateholders that, for federal, state and local income and franchise tax purposes, the Class A Certificates will qualify as indebtedness of the Transferor secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt of the Transferor.

                 In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Expected Final Payment Date is the September 2001 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the





                                     A-1-2

                                                         EXHIBIT 4.1 TO FORM 8-K


Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Expected Final Payment Date.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                 IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.

                                        AT&T UNIVERSAL FUNDING CORP.



                                        By:
                                            -----------------------------
                                            Name:
                                            Title:



Dated:  September 17, 1996





                                     A-1-3

                                                         EXHIBIT 4.1 TO FORM 8-K


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Supplement.

                                        BANKERS TRUST COMPANY,
                                        as Trustee,


                                        By:
                                           ----------------------------
                                            Authorized Officer

                                            or


                                        By:
                                           ----------------------------
                                            as Authenticating Agent
                                            for the Trustee,


                                        By:
                                           ----------------------------
                                            Authorized Officer





                                     A-1-4

                                                         EXHIBIT 4.1 TO FORM 8-K


                        AT&T UNIVERSAL CARD MASTER TRUST

                                 SERIES 1996-3

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions


                 The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled AT&T Universal Card Master Trust, Series 1996-3 (the "Series 1996-3 Certificates"), and one of a class thereof entitled Class A Series 1996-3 Floating Rate Asset Backed Certificates, (the "Class A Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $850,000,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.07(b) of the Supplement prior to such date.

                 Subject to the terms and conditions of the Agreement, the Transferor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                 On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate





                                     A-1-5

                                                         EXHIBIT 4.1 TO FORM 8-K


will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1996-3 Certificateholders in accordance with the Agreement and the Supplement.

                 On any day occurring on or after the day on which the Invested Amount is reduced to 10% or less of the Initial Invested Amount, the Transferor has the option to repurchase the Series 1996-3 Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1996-3 Certificateholders will not have any interest in the Receivables and the Series 1996-3 Certificates will represent only the right to receive such Reassignment Amount.

                 THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR OR THE SERVICER OR ANY AFFILIATE OF EITHER OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

                 The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional, undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying





                                     A-1-6

                                                         EXHIBIT 4.1 TO FORM 8-K


Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                 THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.





                                     A-1-7

                                                         EXHIBIT 4.1 TO FORM 8-K


                                   ASSIGNMENT

Social Security or other identifying number of assignee
______________________________

                 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________
                (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                ______________________2/

                                        Signature Guaranteed:

                                        ______________________



---------------------
2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.





                                     A-1-8

                                                         EXHIBIT 4.1 TO FORM 8-K


                         FORM OF CLASS B CERTIFICATE                 EXHIBIT A-2

           THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT
                     OF A BENEFIT PLAN (AS DEFINED BELOW).

REGISTERED                                                       $____________1/

No. R-_______                                              CUSIP No.  __________


                 Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to AT&T Universal Funding Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        AT&T UNIVERSAL CARD MASTER TRUST

                                 SERIES 1996-3

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                          Expected Final Payment Date:
                      The September 2001 Distribution Date

                 Each $1,000 minimum denomination represents a
                          1/80,000 undivided interest
                               in Class B of the

                AT&T UNIVERSAL CARD MASTER TRUST, SERIES 1996-3

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by

                      AT&T UNIVERSAL CARD SERVICES CORP.,

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

   (Not an interest in or obligation of AT&T Universal Card Services Corp., AT&T Universal Funding Corp. or any of their respective affiliates).


---------------------
1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.





                                     A-2-1

                                                         EXHIBIT 4.1 TO FORM 8-K


This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of a fractional, undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of August 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-3 Supplement dated as of September 17, 1996 (as amended and supplemented, the "Supplement"), among AT&T Universal Funding Corp., as Transferor, AT&T Universal Card Services Corp., as Servicer, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferor's ownership interest in a portfolio of receivables (the "Receivables") existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, and the other Series Accounts and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of the subordination of the Collateral Interest to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                 This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                 This Class B Certificate may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class B Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.





                                     A-2-2

                                                         EXHIBIT 4.1 TO FORM 8-K


                 THIS CLASS B CERTIFICATE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A CERTIFICATES TO THE EXTENT SPECIFIED IN THE SUPPLEMENT.

                 It is the intent of the Transferor and the Class B Certificateholders that, for federal, state and local income and franchise tax purposes, the Class B Certificates will qualify as indebtedness of the Transferor secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as debt of the Transferor.

                 In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less then the unpaid principal balance of the Class B Certificates. The Expected Final Payment Date is the September 2001 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Certificates will occur later than the Expected Final Payment Date.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                 IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed.


                                        AT&T UNIVERSAL FUNDING CORP.



                                        By:
                                           -------------------------------
                                            Name:
                                            Title:


Dated:  September 17, 1996





                                     A-2-3

                                                         EXHIBIT 4.1 TO FORM 8-K


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                 This is one of the Class B Certificates described in the within mentioned Agreement and Supplement.


                                        BANKERS TRUST COMPANY,
                                        as Trustee


                                        By:
                                           ---------------------------
                                            Authorized Signatory





                                     A-2-4

                                                         EXHIBIT 4.1 TO FORM 8-K


                        AT&T UNIVERSAL CARD MASTER TRUST

                                 SERIES 1996-3

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions


                 The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled AT&T Universal Card Master Trust, Series 1996-3 (the "Series 1996-3 Certificates"), and one of a class thereof entitled Class B Series 1996-3 Floating Rate Asset Backed Certificates, (the "Class B Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of the Transferor Certificates. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $80,000,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.08(a) of the Supplement (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to Section 4.08), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced to cover the Class A Investor Default Amount on all prior Distribution Dates, and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1996-3 and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                 Subject to the terms and conditions of the Agreement, the Transferor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                 On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class B





                                     A-2-5

                                                         EXHIBIT 4.1 TO FORM 8-K


Certificateholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1996-3 Certificateholders in accordance with the Agreement and the Supplement.

                 On any day occurring on or after the day on which the Invested Amount is reduced to 10% or less of the Initial Invested Amount, the Transferor has the option to repurchase the Series 1996-3 Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1996-3 Certificateholders will not have any interest in the Receivables and the Series 1996-3 Certificates will represent only the right to receive such Reassignment Amount.

                 THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR OR THE SERVICER OR ANY AFFILIATE OF EITHER OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

                 The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided





                                     A-2-6

                                                         EXHIBIT 4.1 TO FORM 8-K


interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                 THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.





                                     A-2-7

                                                         EXHIBIT 4.1 TO FORM 8-K



                                   ASSIGNMENT


Social Security or other identifying number of assignee ____________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
____________________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                  ______________________2/

                                                           Signature Guaranteed:


                                                           ---------------------



---------------------












------------------------

2/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.





                                     A-2-8

                                                         EXHIBIT 4.1 TO FORM 8-K


                                                                       EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE


                        --------------------------------

                        AT&T UNIVERSAL CARD MASTER TRUST

                                 SERIES 1996-3

                        --------------------------------

                 The undersigned, a duly authorized representative of AT&T Universal Card Services Corp. ("UCS"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement"), among UCS, AT&T Universal Funding Corp. ("Funding"), as Transferor and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

                 1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1996-3 Supplement dated as of September 17, 1996, among UCS, Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

                 2.  UCS is the Servicer.

                 3.  The undersigned is a Servicing Officer.


I   INSTRUCTION TO MAKE A WITHDRAWAL

                 Pursuant to subsections 4.05(a), (b) and (c), the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on ___________, ____, which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.05(a), (b) and (c):

                 With respect to the Class A Certificates,

                 A)      Pursuant to subsection 4.05(a)(i):
                         ---------------------------------

                         (1)  Interest at the Class A
                 Certificate Rate for the related
                 Interest Period on the outstanding
                 principal balance of the Class A
                 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                                                         EXHIBIT 4.1 TO FORM 8-K


                         (2)  Class A Monthly Interest
                 previously due but not paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         (3)  Class A Additional Interest
                 and any Class A Additional Interest
                 previously due but not paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 B)      Pursuant to subsection 4.05(a)(ii):
                         ----------------------------------

                         (1)  The Class A Servicing Fee for
                 the preceding Monthly Period, if
                 applicable     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         (2)  Accrued and unpaid Class A
                 Servicing Fees, if applicable  . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 C)      Pursuant to subsection 4.05(a)(iii):
                         -----------------------------------

                         Class A Investor Default Amount
                 for the preceding Monthly Period . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 With respect to the Class B Certificates,

                 A)      Pursuant to subsection 4.05(b)(i):
                         ---------------------------------

                         (1)  Interest at the Class B
                 Certificate Rate for the preceding
                 Monthly Period on the Class B Invested Amount  . . . . . . . . . . . . . . . . . . .    $_______

                         (2)  Class B Monthly Interest
                 previously due but not paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         (3)  Class B Additional Interest
                 and any Class B Additional Interest
                 previously due but not paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 B)      Pursuant to subsection 4.05(b)(ii):
                         ----------------------------------

                         (1)  The Class B Servicing Fee
                 for the preceding Monthly Period, if applicable  . . . . . . . . . . . . . . . . . .    $_______

                         (2)  Accrued and unpaid Class B
                 Servicing Fees, if applicable  . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         With respect to the Collateral Interest

                 A)   Pursuant to subsection 4.05(c)(i):
                      ---------------------------------

                         (1)  The Collateral Servicing Fee
                 for the preceding Monthly Period, if applicable  . . . . . . . . . . . . . . . . . .    $_______

                         (2)  Accrued and unpaid Collateral
                 Servicing Fee, if applicable . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                                                         EXHIBIT 4.1 TO FORM 8-K


                         Pursuant to subsections 4.05(d), (e) and (f), the
Servicer hereby instructs the Trustee (i) to make withdrawals from the Collection Account on ____________, which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.05(d),
(e) and (f):

                 A)      Pursuant to subsection 4.05(d):
                         ------------------------------

                         (1)  The excess, if any, of the
                 Collateral Invested Amount over the
                 Required Collateral Invested Amount
                 paid to the Collateral Interest Holder
                 pursuant to the Loan Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         (2)  Amount to be treated as
                 Shared Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 B)      Pursuant to subsection 4.05(e):
                         ------------------------------

                         (1)  The Lesser of the Controlled
                 Deposit Amount and the sum of the Class
                 A Adjusted Invested Amount and the
                 Class B Adjusted Invested Amount
                 deposited in the Principal Funding Account . . . . . . . . . . . . . . . . . . . . .    $_______

                         (2)  Prior to the date the Class B
                 Invested Amount is paid in full, excess
                 of the Collateral Invested Amount over
                 the Required Collateral Invested Amount
                 paid to the Collateral Interest Holder
                 pursuant to the Loan Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         (3)  After the Class B Invested
                 Amount is paid in full, the amount paid
                 to the Collateral Interest Holder (up
                 to the Collateral Invested Amount)
                 pursuant to the Loan Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         (4)  Amount to be treated as
                 Shared Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 C)      Pursuant to subsection 4.05(f):
                         ------------------------------

                         (1)  An amount up to the Class A
                 Adjusted Invested Amount deposited in
                 the Principal Funding Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         (2)  On and after the Distribution
                 Date on which the Class A Invested
                 Amount is paid in full, an amount up to
                 the Class B Invested Amount deposited
                 in the Principal Funding Account . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                                                         EXHIBIT 4.1 TO FORM 8-K


                         (3)  On an after the Distribution
                 Date on which the Class B Invested
                 Amount is paid in full, an amount up to
                 the Collateral Invested Amount paid to
                 the Collateral Interest Holder pursuant
                 to the Loan Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                         (4)  Amount to be treated as Shared
                 Principal Collections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 Pursuant to Section 4.07, the Servicer does hereby instruct the Trustee to apply on __________, which is a Distribution Date under the Supplement, any Excess Spread and Excess Finance Charge Collections allocated to Series 1996-3 as follows:

                 A)      Pursuant to subsection 4.07(a):
                         ------------------------------

                         Class A Required Amount applied in
                 the priority set forth in subsections
                 4.05(a)(i), (ii) and (iii) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 B)      Pursuant to subsection 4.07(b):
                         ------------------------------

                         Aggregate amount of Class A
                 Investor Charge-Offs not previously
                 reimbursed allocated to Available
                 Principal Collections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 C)      Pursuant to subsection 4.07(c):
                         ------------------------------

                         Class B Required Amount applied
                 first in the priority set forth in
                 subsections 4.05(b)(i) and (ii) and any
                 remaining amount up to the Class B
                 Investor Default Amount allocated to
                 Available Principal Collections  . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 D)      Pursuant to subsection 4.07(d):
                         ------------------------------

                         The amount by which the "Class B
                 Invested Amount" has been reduced
                 pursuant to clauses (c), (d) and (e) of
                 the definition thereof allocated to
                 Available Principal Collections  . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 E)      Pursuant to subsection 4.07(e):
                         ------------------------------

                 (1)     Collateral Monthly Interest  . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 (2)     Collateral Monthly Interest previously due but not paid  . . . . . . . . . .    $_______

                 (3)    Collateral Additional Interest
                 and any Collateral Additional Interest
                 previously due and not paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                                                         EXHIBIT 4.1 TO FORM 8-K


                 F)      Pursuant to subsection 4.07(f):
                         ------------------------------

                         Monthly Servicing Fee for such
                 Distribution Date that has not been
                 paid to the Servicer and any Monthly
                 Servicing Fee previously due but not
                 paid to the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 G)      Pursuant to subsection 4.07(g):
                         ------------------------------

                         Collateral Default Amount
                 allocated to Available Principal Collections . . . . . . . . . . . . . . . . . . . .    $_______

                 H)      Pursuant to subsection 4.07(h):
                         ------------------------------

                         The amount by which the
                 "Collateral Invested Amount" has been
                 reduced pursuant to clauses (c), (d)
                 and (e) of the definition thereof
                 allocated to Available Principal Collections . . . . . . . . . . . . . . . . . . . .    $_______

                 I)      Pursuant to subsection 4.07(i):
                         ------------------------------

                         The excess of the Required Reserve
                 Account Amount over the Available
                 Reserve Amount deposited into the Reserve Account  . . . . . . . . . . . . . . . . .    $_______

                 J)      Pursuant to subsection 4.07(j):
                         ------------------------------

                         Paid to the Collateral Interest
                 Holder pursuant to the Loan Agreement  . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 K)      Pursuant to subsection 4.07(k):
                         ------------------------------
                         Treated as Excess Finance Charge
                 Collections and allocated to other
                 Series or paid to the Holders of the
                 Transferor Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $_______

                 Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee to apply on __________, which is a Distribution Date under the Pooling and Servicing Agreement, $__________ of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying Class A Available Funds, Class B Available Funds, Excess Spread and Excess Finance Charge Collections thereto.

II.  INSTRUCTION TO MAKE CERTAIN PAYMENTS

                 Pursuant to Section 5.01, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.01 from the Interest Funding Account or the Principal Funding Account, as applicable, on

                                                         EXHIBIT 4.1 TO FORM 8-K


__________, which date is a Payment Date under the Supplement, the following amounts as set forth below:

                                                         EXHIBIT 4.1 TO FORM 8-K


                 A)      Pursuant to subsection 5.01(a):
                         -------------------------------

                              Interest to be distributed to
                 Class A Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                 B)      Pursuant to subsection 5.01(b):
                         -------------------------------

                              On the Expected Final Payment
                 Date or a Special Payment Date,
                 principal to be distributed to the Class A Certificateholders  . . . . . . . . . . .    $__________

                 C)      Pursuant to subsection 5.01(c):
                         ------------------------------

                              Interest to be distributed to
                 Class B Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                 D)      Pursuant to subsection 5.01(d):  . . . . . . . . . . . . . . . . . . . . . .
                         ------------------------------

                              On the Expected Final Payment
                 Date or a Special Payment Date, on or
                 after the date Class A Invested Amount
                 is paid in full, principal to be
                 distributed to the Class B Certificateholders  . . . . . . . . . . . . . . . . . . .    $__________

III.   ACCRUED AND UNPAID AMOUNTS

       After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.


                 1.      Subsection 4.06(a):
                         ------------------
                              The aggregate amount of all

                 unreimbursed Class A Investor Charge-Offs  . . . . . . . . . . . . . . . . . . . . .    $__________

                 2.      Subsections 4.06(a), (b) and 4.08(a):
                         ------------------------------------

                              The aggregate amount by which
                 the "Class B Invested Amount" has been
                 reduced pursuant to clauses (c), (d) and
                 (e) of the definition thereof  . . . . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                 3.      Subsections 4.06(a), (b), (c) and 4.08(a) and (b):
                         -------------------------------------------------

                              The aggregate amount by which
                 the "Collateral Invested Amount" has
                 been reduced pursuant to clauses (c),
                 (d) and (e) of the definition thereof  . . . . . . . . . . . . . . . . . . . . . . .    $__________

                                                         EXHIBIT 4.1 TO FORM 8-K


                         IN WITNESS WHEREOF, the undersigned has duly executed
this Certificate this ____ day of __________, ____.

                                     AT&T UNIVERSAL CARD SERVICES CORP.


                                     by
                                        --------------------------------
                                          Name:
                                          Title:

                                                         EXHIBIT 4.1 TO FORM 8-K


                                                                       EXHIBIT C

                           FORM OF MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1996-3

        Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS"), as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1996-3 Supplement dated as of September 17, 1996 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of __________, and with respect to the performance of the Trust during the month of __________ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


                 A)      Information regarding distributions in
                         respect of the Class A Certificates
                         per $1,000 original certificate
                         principal amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                         (1)  The total amount of the
                         distribution in respect of Class A
                         Certificates, per $1,000 original
                         certificate principal amount . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                         (2)  The amount of the distribution
                         set forth in paragraph 1 above in
                         respect of interest on the Class A
                         Certificates, per $1,000 original
                         certificate principal amount . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                         (3)  The amount of the distribution
                         set forth in paragraph 1 above in
                         respect of principal of the Class A
                         Certificates, per $1,000 original
                         certificate principal amount . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                                                         EXHIBIT 4.1 TO FORM 8-K


                 B)      Class A Investor Charge Offs and
                         Reimbursement of Charge Offs . . . . . . . . . . . . . . . . . . . . . . . .

                         (1)  The amount of Class A Investor Charge Offs  . . . . . . . . . . . . . .    $__________

                         (2)  The amount of Class A Investor
                         Charge Offs set forth in paragraph 1
                         above, per $1,000 original certificate
                         principal amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                         (3)  The total amount reimbursed in
                         respect of Class A Investor Charge Offs  . . . . . . . . . . . . . . . . . .    $__________

                         (4)  The amount set forth in paragraph
                         3 above, per $1,000 original certificate principal amount  . . . . . . . . .    $__________

                         (5)  The amount, if any, by which the
                         outstanding principal balance of the
                         Class A Certificates exceeds the Class
                         A Invested Amount after giving effect
                         to all transactions on such Distribution Date  . . . . . . . . . . . . . . .    $__________

                 C)      Information regarding distributions in
                         respect of the Class B Certificates,
                         per $1,000 original certificate principal amount . . . . . . . . . . . . . .

                         (1)  The total amount of the
                         distribution in respect of Class B
                         Certificates, per $1,000 original
                         certificate principal amount . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                         (2)  The amount of the distribution
                         set forth in paragraph 1 above in
                         respect of interest on the Class B
                         Certificates, per $1,000 original
                         certificate principal amount . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                         (3)  The amount of the distribution
                         set forth in paragraph 1 above in
                         respect of principal of the Class B
                         Certificates, per $1,000 original
                         certificate principal amount . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                 D)      Amount of reductions in Class B
                         Invested Amount pursuant to clauses
                         (c), (d), and (e) of the definition of
                         Class B Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . . . .

                         (1)  The amount of reductions in Class
                         B Invested Amount pursuant to clauses
                         (c), (d) and (e) of the definition of
                         Class B Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                                                         EXHIBIT 4.1 TO FORM 8-K


                         (2)  The amount of the reductions in
                         the Class B Invested Amount set forth
                         in paragraph 1 above, per $1,000
                         original certificate principal amount  . . . . . . . . . . . . . . . . . . .    $__________

                         (3)  The total amount reimbursed in
                         respect of such reductions in the
                         Class B Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . . . .    $__________

                         (4)  The amount set forth in paragraph
                         3 above, per $1,000 original certificate principal amount  . . . . . . . . .    $__________

                         (5)  The amount, if any, by which the
                         outstanding principal balance of the
                         Class B Certificates exceeds the Class
                         B Invested Amount after giving effect
                         to all transactions on such Distribution Date  . . . . . . . . . . . . . . .    $__________

                 E)      Information regarding certain
                         distributions to the Collateral Interest Holder  . . . . . . . . . . . . . .    $__________

                         (1)  The amount distributed to the
                         Collateral Interest Holder in respect
                         of interest on the Collateral Invested Amount  . . . . . . . . . . . . . . .    $__________

                         (2)  The amount distributed to the
                         Collateral Interest Holder in respect
                         of principal on the Collateral Invested Amount . . . . . . . . . . . . . . .    $__________

                 F)      Amount of reductions in Collateral
                         Invested Amount pursuant to clauses
                         (c), (d), and (e) of the definition of
                         Collateral Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . .

                         (1)  The amount of reductions in the
                         Collateral Invested Amount pursuant to
                         clauses (c), (d) and (e) of the
                         definition of Collateral Invested Amount . . . . . . . . . . . . . . . . . .    $__________

                         (2)  The total amount reimbursed in
                         respect of such reductions in the
                         Collateral Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . .    $__________


                                    AT&T UNIVERSAL CARD SERVICES CORP.,
                                      Servicer

                                    By
                                       -------------------------------------
                                       Name:
                                       Title:

                                                         EXHIBIT 4.1 TO FORM 8-K


 RECEIVABLES --


 Beginning of the Month Principal Receivables:                                                 $_________

 Beginning of the Month Finance Charge Receivables:                                            $_________

 Beginning of the Month Discounted Receivables:                                                $_________

 Beginning of the Month Premium Receivables:                                                   $_________

 Beginning of the Month Total Receivables:                                                     $_________


 Removed Principal Receivables:                                                                $_________

 Removed Finance Charge Receivables:                                                           $_________

 Removed Total Receivables:                                                                    $_________


 Additional Principal Receivables:                                                             $_________

 Additional Finance Charge Receivables:                                                        $_________

 Additional Total Receivables:                                                                 $_________


 Discounted Receivables Generated this Period:                                                 $_________

 Premium Receivables Generated this Period                                                     $_________

 End of the Month Principal Receivables:                                                       $_________

 End of the Month Finance Charge Receivables:                                                  $_________

 End of the Month Discounted Receivables:                                                      $_________

 End of the Month Premium Receivables:                                                         $_________

 End of the Month Total Receivables:                                                           $_________


 Special Funding Account Balance                                                               $_________

 Aggregate Invested Amount (all Master Trust Series)                                           $_________

 End of the Month Transferor Amount                                                            $_________


 DELINQUENCIES AND LOSSES --


 End of the Month Delinquencies:                                                               RECEIVABLES
                                                                                               -----------

     31-60 Days Delinquent                                                                     $_________

     61-90 Days Delinquent                                                                     $_________

     91+ Days Delinquent                                                                       $_________


     Total 31+ Days Delinquent                                                                 $_________


 Defaulted Accounts During the Month                                                           $_________

                                                         EXHIBIT 4.1 TO FORM 8-K



 INVESTED AMOUNTS --


     Class A Initial Invested Amount                                       $_________

     Class B Initial Invested Amount                                       $_________

     Collateral Initial Invested Amount                                    $_________


 INITIAL INVESTED AMOUNT                                                                       $_________


     Class A Invested Amount                                               $_________

     Class B Invested Amount                                               $_________

     Collateral Invested Amount                                            $_________

 INVESTED AMOUNT                                                                               $_________

     Class A Adjusted Invested Amount                                                          $_________

     Class B Adjusted Invested Amount                                                          $_________

 ADJUSTED INVESTED AMOUNT                                                                      $_________


 MONTHLY SERVICING FEE                                                                         $_________


 INVESTOR DEFAULT AMOUNT                                                                       $_________


 GROUP I INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES IN GROUP ONE                             $_________


     GROUP I INVESTOR FINANCE CHARGE COLLECTIONS                                               $_________

     GROUP I INVESTOR ADDITIONAL AMOUNTS                                                       $_________

     GROUP I INVESTOR DEFAULT AMOUNT                                                           $_________

     GROUP I INVESTOR MONTHLY FEES                                                             $_________

     GROUP I INVESTOR MONTHLY INTEREST                                                         $_________


 SERIES 1996-3 INFORMATION

     SERIES 1996-3 ALLOCATION PERCENTAGE                                                       _________%

     SERIES 1996-3 ALLOCABLE FINANCE CHARGE COLLECTIONS                                        $_________

     SERIES 1996-3 ADDITIONAL AMOUNTS                                                          $_________

     SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                                                  $_________

     SERIES 1996-3 MONTHLY FEES                                                                $_________

     SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS                                             $_________

     SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                                                  $_________

                                                         EXHIBIT 4.1 TO FORM 8-K


     FLOATING ALLOCATION PERCENTAGE                                                            _________%

     INVESTOR FINANCE CHARGE COLLECTIONS                                                       _________%

     INVESTOR DEFAULT AMOUNT                                                                   $_________

     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                           $_________

     PRINCIPAL ALLOCATION PERCENTAGE                                                           _________%

     AVAILABLE PRINCIPAL COLLECTIONS                                                           $_________


 CLASS A AVAILABLE FUNDS --


 CLASS A FLOATING PERCENTAGE                                                                   _________%


     Class A Floating Percentage of Reallocated Investor Finance Charge    $_________
     Collections

     Other Amounts                                                         $_________

 TOTAL CLASS A AVAILABLE FUNDS                                                                 $_________


     Class A Monthly Interest                                              $_________

     Class A Servicing Fee (if applicable)                                 $_________

     Class A Investor Default Amount                                       $_________

 TOTAL CLASS A EXCESS SPREAD                                                                   $_________


 CLASS A REQUIRED AMOUNT                                                                       $_________


 CLASS B AVAILABLE FUNDS --                                                                    $_________


 CLASS B FLOATING PERCENTAGE                                                                   _________%


 CLASS B AVAILABLE FUNDS                                                                       $_________


     Class B Monthly Interest                                              $_________

     Class B Servicing Fee (if applicable)                                 $_________

 COLLATERAL AVAILABLE FUNDS COLLATERAL FLOATING PERCENTAGE                                     _________%

 COLLATERAL AVAILABLE FUNDS                                                                    $_________

     Collateral Interest Servicing Fee (if applicable)                                         $_________

 TOTAL COLLATERAL EXCESS SPREAD                                                                $_________


 TOTAL CLASS B EXCESS SPREAD                                                                   $_________

                                                         EXHIBIT 4.1 TO FORM 8-K



 EXCESS SPREAD --


 TOTAL EXCESS SPREAD                                                                           $_________


     Excess Spread Applied to Class A Required Amount                                          $_________

     Excess Spread Applied to Class A Investor Charge Offs                                     $_________

     Excess Spread Applied to Class B Required Amount                                          $_________

     Excess Spread Applied to Reductions of Class B Invested Amount                            $_________
     pursuant to clauses (c), (d) and (e)

     Excess Spread Applied to Collateral Monthly Interest                                      $_________

     Excess Spread Applied to Unpaid Monthly Servicing Fee                                     $_________

     Excess Spread Applied to Collateral Default Amount                                        $_________

     Excess Spread Applied to Reductions of Collateral Invested Amount                         $_________
     Pursuant to Clauses (c), (d) and (e)

     Excess Spread Applied to Reserve Account                                                  $_________

     Excess Spread Applied to Other Amounts Owed to Collateral Interest                        $_________
     Holder


 TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR OTHER EXCESS                             $_________
 ALLOCATION SERIES


 EXCESS FINANCE CHARGES COLLECTIONS


 TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL ALLOCATION SERIES                             $_________


 SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS --


 EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-3                                  $_________


     Excess Finance Charge Collections Applied to Class A Required Amount                      $_________

     Excess Finance Charge Collections Applied to Class A Investor Charge                      $_________
     Offs

     Excess Finance Charge Collections Applied to Class B Required Amount                      $_________

     Excess Finance Charge Collections Applied to Reductions of Class B                        $_________
     Invested Amount Pursuant to Clauses (c), (d) and (e)

                                                         EXHIBIT 4.1 TO FORM 8-K


     Excess Finance Charge Collections Applied to Collateral Monthly                           $_________
     Interest

     Excess Finance Charge Collections Applied to Unpaid Monthly                               $_________
     Servicing Fee

     Excess Finance Charge Collections Applied to Collateral Default                           $_________
     Amount

     Excess Finance Charge Collections Applied to Reductions of                                $_________
     Collateral Invested Amount Pursuant to Clauses (c), (d) and (e)

     Excess Finance Charge Collections Applied to Reserve Account                              $_________

     Excess Finance Charge Collections Applied to Other Amounts Owed to                        $_________
     Collateral Interest Holder


 YIELD AND BASE RATE --


     Base Rate (Current Month)                                             _________%

     Base Rate (Prior Month)                                               _________%

     Base Rate (Two Months Ago)                                            _________%

 THREE MONTH AVERAGE BASE RATE                                                                 _________%


     Series Adjusted Portfolio Yield (Current Month)                       _________%

     Series Adjusted Portfolio Yield (Prior Month)                         _________%

     Series Adjusted Portfolio Yield (Two Months Ago)                      _________%

 THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO YIELD                                           _________%


 PRINCIPAL COLLECTIONS --


 CLASS A PRINCIPAL PERCENTAGE                                                                  _________%


     Class A Principal Collections                                         $_________


 CLASS B PRINCIPAL PERCENTAGE                                                                  _________%


     Class B Principal Collections                                         $_________


 COLLATERAL PRINCIPAL PERCENTAGE                                                               ________%
     Collateral Principal Collections                                      $_________


 AVAILABLE PRINCIPAL COLLECTIONS                                                               $_________


 REALLOCATED PRINCIPAL COLLECTIONS                                                             $_________

                                                         EXHIBIT 4.1 TO FORM 8-K



 SERIES 1996-3 PRINCIPAL SHORTFALL                                                             $_________


 SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER PRINCIPAL SHARING                           $_________
 SERIES


 ACCUMULATION --  -


     Controlled Accumulation Amount                                        $_________

     Deficit Controlled Accumulation Amount                                $_________

 CONTROLLED DEPOSIT AMOUNT                                                                     $_________


 PRINCIPAL FUNDING ACCOUNT BALANCE                                                             $_________


 SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER PRINCIPAL SHARING SERIES                      $_________


 INVESTOR CHARGE OFFS AND REDUCTIONS


 CLASS A INVESTOR CHARGE OFFS                                                                  $_________

 REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER THAN BY PRINCIPAL PAYMENTS)                      $_________

 REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER THAN BY PRINCIPAL                             $_________
 PAYMENTS)

 PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                       $_________

 PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                        $_________

 PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS REIMBURSED                                     $_________




                              AT&T UNIVERSAL CARD SERVICES CORP.,
                              as Servicer


                              By:
                                  -------------------------------
                                  Name:
                                  Title:

                                                         EXHIBIT 4.1 TO FORM 8-K


                                                                       EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                       AT&T UNIVERSAL CARD SERVICES CORP.

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1996-3

               The undersigned, a duly authorized representative of AT&T Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-3 Supplement (as amended and supplemented, the "Series Supplement"), among UCS, as Servicer, AT&T Universal Funding Corp., as Transferor, and Bankers Trust Company, as Trustee, does hereby certify as follows:

               1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

               2. UCS is, as of the date hereof, the Servicer under the Agreement.

               3.  The undersigned is a Servicing Officer.

               4. This Certificate relates to the Distribution Date occurring on __________ ____, 199__.

               5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

               6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

               IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of __________, 199__.
                              AT&T UNIVERSAL CARD SERVICES CORP.,
                                Servicer

                              By:
                                  -------------------------------
                                  Name:
                                  Title:





                                      D-1